                                                                EXHIBIT 10.20(i)


                               SECURITY AGREEMENT
                                    (On-Time)


         THIS SECURITY AGREEMENT is made and entered into as of the 27th day of September, 2001, by ON-TIME STEEL MANAGEMENT, INC., a Delaware corporation (hereinafter called "Debtor"), whose chief executive office is located at 420 South 19th Avenue, Phoenix, Arizona 85009, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and its successors and assigns, for itself and as agent for one or more Lenders (as hereinafter defined) (hereinafter called "Secured Party"), whose address is 100 West Washington, Phoenix, Arizona 85003, Attention: John Helms #S4101-251.

1.       SECURITY INTEREST

         Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of Debtor's right, title and interest in and to the personal property described on Schedule "A" attached hereto and by this reference incorporated herein (the "Collateral").

2.       OBLIGATION SECURED

         The Security Interest shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the aggregate sum of $15,000,000.00 according to the terms of those Revolving Promissory Notes dated June 30, 1998, each made by Schuff Steel Company, a Delaware corporation (as predecessor in interest to Schuff International, Inc., a Delaware corporation) (hereinafter called "Borrower"), payable respectively to the order of one of the Lenders, each evidencing a revolving line of credit, all or any part of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "RLC Notes");

                  (b) Payment of the sum of $5,000,000.00, according to the terms of that Revolving Promissory Note dated June 30, 1998, made by Borrower, payable to the order of Secured Party as the Swing Line Lender, evidencing a revolving line of credit, all or any part of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the strict terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Swing Line Note" and with the RLC Notes, the "Note");

                  (c) Payment, performance and observance by Borrower of each covenant, condition, provision and agreement contained in that Credit Agreement dated June 30, 1998 (the "Credit Agreement"), by and between Borrower, and the lenders listed from time to time therein (collectively, the "Lenders"), and Secured

         Party, as Arranger, Administrative Agent, Issuing Bank and Swing Line Lender and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder as permitted hereunder;

                  (d) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof as permitted hereunder; and

                  (e) Payment and performance of any and all other indebtedness, obligations and liabilities of Debtor and/or Borrower to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation."

3.       USE; LOCATION; CONSTRUCTION

         3.1 The Collateral is or will be used or produced primarily for business purposes.

         3.2 The Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

         3.3 Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor hereby represents and warrants that:

         4.1 If Debtor is a "registered organization" (as defined in the UCC), it (i) represents that its name as described in the preamble to this Agreement is accurate; (ii) represents that its chief executive office is located at the address described in the preamble to this Agreement; (iii) is duly organized, validly existing and in good standing under the laws of the State of Texas (the "State") as a corporation; (iv) is qualified to do business and is in good standing under the laws of the state in which the Collateral is located and in each state in which it is doing business; (v) has full power and authority to own its properties and assets and to carry on its businesses as now conducted; and (vi) is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any material breach of the terms and conditions or constitute a default under any material agreement or instrument under which Debtor is a party or is obligated.

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Debtor is not in material default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest and Permitted Encumbrances and no financing statement covering the Collateral is filed or recorded in any public office except those necessary to perfect the interests which constitute Permitted Encumbrances.

         4.3 The Collateral is, and is intended to be, used, produced or acquired by Debtor for use primarily for the purpose marked in Section 3 above. The address of Debtor set forth at the beginning of this Agreement is the chief executive office of Debtor. If a portion of the Collateral is or will become a fixture, it will be affixed to the real property as described above.

         4.4 Each account, chattel paper or general intangible included in the Collateral is genuine and enforceable in accordance with its terms against the party named therein who is obligated to pay the same (hereinafter called "Obligor"), and the security interests that are part of each item of chattel paper included in the Collateral are valid, first and prior perfected security interests subject only to Permitted Encumbrances. Each Obligor is solvent, and the amount that Debtor has represented to Secured Party as owing by each Obligor is the amount actually and unconditionally owing by that Obligor, without deduction except for normal cash discounts where applicable; no Obligor has any defense, setoff, claim or counterclaim against Debtor that can be asserted against Secured Party whether in any proceeding to enforce the Security Interest or otherwise. Each document, instrument and chattel paper included in the Collateral is complete and regular on its face and free from evidence of forgery or alteration. No default has occurred in connection with any instrument, document or chattel paper included in the Collateral, no payment in connection therewith is overdue and no presentment, dishonor or protest has occurred in connection therewith.

         4.5      The Debtor's Federal employer identification number is
_______________.

         4.6 If the Debtor is a registered organization, the Debtor's state organization number is 004232773.

5.       COVENANTS OF DEBTOR

         5.1 Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted in the Credit Agreement) without obtaining the prior written consent of Secured Party and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest and Permitted Liens. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.

         5.2 Debtor shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

         5.3 Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage and in form and amount satisfactory to Secured Party as required in the Credit Agreement. At Secured Party's request, Debtor shall deliver to Secured Party the original policies of insurance containing endorsements naming Secured Party as a loss payee.

         5.4 Debtor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral as required in the Credit Agreement.

         5.5 Debtor shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         5.6 If the Collateral includes motor vehicles, Debtor shall not remove or permit such motor vehicles to be removed from the State of Arizona without the prior written consent of Secured Party, shall keep all titled vehicles properly registered with and licensed by the State of Arizona, shall provide Secured Party with the license numbers of all titled vehicles, shall cause the Security Interest to be shown as a valid first lien on the Certificate of Title for all titled vehicles subject to Permitted Encumbrances and shall deliver lien filing receipts to Secured Party as evidence thereof.

         5.7 Debtor, upon demand, shall promptly deliver to Secured Party all instruments, documents and chattel paper included in the Collateral and all invoices, shipping or delivery records, purchase orders, contracts or other items reasonably related to the Collateral as may be necessary to perfect the Security Interest in the Collateral. Debtor shall notify Secured Party immediately of any default by any Obligor in the payment or performance of its obligations with respect to any Collateral. Debtor, without Secured Party's prior written consent, shall not make or agree to make any substitution for, or credit, adjustment or allowance on, any Collateral.

         5.8 Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office; (ii) the Collateral or any part thereof; (iii) Debtor's records concerning the Collateral or (iv) the State of Debtor's organization.

         5.9 Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, unless waived in writing by Secured Party, shall mark its records and the Collateral to indicate the Security Interest. Secured Party shall have free and complete access to Debtor's records upon reasonable request and shall have the right to make extracts therefrom or copies thereof. Upon request of Secured Party from time to time, Debtor shall submit up-to-date schedules of the items comprising the Collateral in such detail as Secured Party may require and shall deliver to Secured Party confirming specific assignments of all accounts, instruments, documents and chattel paper included in the Collateral.

         5.10 Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against Debtor and/or Secured Party. Debtor shall pay all reasonable claims and charges

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that in the opinion of Secured Party might materially prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any material levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed material claims or proceedings that might materially affect or impair the terms of this Agreement.

         5.11 The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral except any Permitted Liens. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents reasonably requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, reasonably deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         5.12 If Debtor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims, except any Permitted Liens to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

         5.13 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

         5.14 Debtor will not sign or authorize the signing on its behalf or the filing of any financing statement naming it as debtor covering all or any portion of the Collateral except as permitted by the Credit Agreement.

6. NOTIFICATION AND PAYMENTS; COLLECTION OF COLLATERAL; USE OF COLLATERAL BY DEBTOR

         6.1 Secured Party, before or after the occurrence of any Event of Default, defined below, and without notice to Debtor, may notify any or all Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Secured Party. Until Secured Party has notified the Obligors to remit payments directly to it, Debtor, at Debtor's own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Secured Party shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtor or Debtor's agents with respect to such collections; all agents used in such collections shall be agents of Debtor and not agents of Secured Party. Unless Secured Party notifies Debtor in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtor, before or after notification to Obligors, shall be held by Debtor in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtor and shall be turned over to Secured Party not later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Secured Party directly or from Debtor shall be applied to the Obligation in such order and manner and at such time as Secured Party, in its sole discretion, shall determine. In addition, Debtor shall promptly notify Secured Party of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

         6.2 Secured Party, before or after the occurrence of an Event of Default, may demand, collect and sue on the Collateral (either in Debtor's or Secured Party's name), enforce, compromise, settle or discharge the Collateral and endorse Debtor's name on any instruments, documents, or chattel paper included in or pertaining to the Collateral; Debtor hereby irrevocably appoints Secured Party its attorney in fact for all such purposes.

         6.3 Until the occurrence of an Event of Default, Debtor may: (i) use, consume and sell any inventory included in the Collateral in any lawful manner in the ordinary course of Debtor's business provided that all sales shall be at commercially reasonable prices; and (ii) subject to Paragraphs 6.1 and 6.2 above, retain possession of any other Collateral and use it in any lawful manner consistent with this Agreement.

7.       COLLATERAL IN THE POSSESSION OF SECURED PARTY

         7.1 Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of gross negligence or a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

         7.2 Debtor shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party's possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

8.       EVENTS OF DEFAULT; REMEDIES

         8.1 The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

                  (a) Any failure or neglect to perform or observe any of the terms, provisions, or covenants of this Agreement.

                  (b) The occurrence of any event of default under the Credit Agreement.

         8.2 Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder consistent with the Uniform Commercial Code.

         8.3 Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least ten (10) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         8.4 Debtor shall pay all reasonable costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, reasonable court costs and reasonable attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         8.5 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

9.       MISCELLANEOUS PROVISIONS

         9.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         9.2 Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

         9.3 Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof; (iii) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (iv) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         9.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code as in effect in the State of Arizona from time to time (the "UCC"). This Agreement shall be governed by and construed according to the laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         9.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

         9.6 This is a continuing Agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         9.7 No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

         9.8 Time is of the essence hereof. If more than one Debtor is named herein, the word "Debtor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         9.9 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, thirty-six (36) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         9.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. Debtor hereby authorizes the filing of a financing statement with respect to the Collateral by the Secured Party.

         9.11 The capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Credit Agreement.

10.      NON-DEBTOR BORROWER PROVISIONS

         10.1 All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. If Borrower is a corporation or partnership, it is not necessary for Secured Party to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf. Debtor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Debtor any facts of any nature whatsoever regarding Borrower and Borrower's business affairs.

         10.2 Debtor authorizes Secured Party, without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the Security Interest, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against Borrower;
(ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of Section 12-1641, et seq., of the Arizona Revised Statutes; and (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Debtor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against Borrower.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                    ON-TIME STEEL MANAGEMENT, INC., a
                                    Delaware corporation



                                    By:     /S/ Scott A. Schuff
                                       -----------------------------------------
                                    Name:       Scott A. Schuff
                                         ---------------------------------------
                                    Title:      V.P.
                                          --------------------------------------

                                                                          DEBTOR

                                  SCHEDULE "A"

                             COLLATERAL DESCRIPTION


         A. All of the property described below in, to or under which Debtor now has or hereafter acquires any right, title or interest, whether present, future or contingent, and in Debtor's expectancy to acquire such property (all of the property described on this schedule is herein called the "Collateral"):

                  (a) All money, accounts, general intangibles, instruments, documents and chattel paper now existing or hereafter arising or acquired from time to time in the course of Debtor's business as now or hereafter conducted, including all accounts receivable, notes, drafts, lease agreements and security agreements, and all goods, if any, represented thereby;

                  (b) All inventory now owned or hereafter arising or acquired, including all goods held for sale or lease in Debtor's business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in Debtor's business (whether or not Debtor holds legal title thereto or whether any such inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

                  (c) All equipment, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items used in connection with Debtor's business and/or described on the Collateral Schedule (if any) attached hereto and by this reference made a part hereof, together with all parts, accessories, attachments, additions thereto or replacements therefor;

                  (d) All rights as unpaid seller or lienor that arise in connection with any of the Collateral, including the rights of replevin, reclamation and stoppage in transit, and the right to sue or file mechanics' or materialmen's liens in the name of Debtor or otherwise for the unpaid balances due thereunder;

                  (e) All tax refund claims, all policies or certificates of insurance covering any of the Collateral, all contracts, agreements or rights of indemnification, guaranty or surety relating to any of the Collateral, and all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies, certificates, contracts, agreements or rights;

                  (f) All ledger cards, invoices, delivery receipts, worksheets, books of accounts, statements, correspondence, customer lists, files, journals, ledgers and records in any form, written or otherwise, related to any of the Collateral;

                  (g) Tradenames, trademarks and service marks (subject to any franchise or license agreements relating thereto);

                  (h) All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

                  (i)      All accessions to any of the Collateral;

                  (j) All products and proceeds of the Collateral, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money; and

                  (k) All property that is now or at any time hereafter may be in Secured Party's possession or control in any capacity, including without limitation all money owed or that becomes owed to Debtor and all money deposited for the account of Debtor.

All "Collateral Schedules," if any, attached hereto are hereby incorporated into this collateral description as if set forth here and at each reference thereto.

         B. All of Debtor's right, title and interest in and to all Accounts (as defined in the Arizona UCC), Chattel Paper (as defined in the Arizona UCC), Documents (as defined in the Arizona UCC), Equipment (as defined in the Arizona UCC), Fixtures (as defined in the Arizona UCC), General Intangibles (as defined in the Arizona UCC), Instruments (as defined in the Arizona UCC), Inventory (as defined in the Arizona UCC), Investment Property (as defined in the Arizona UCC), Letter-of-Credit Rights (as defined in the Arizona
UCC), Supporting Obligations (as defined in the Arizona UCC), any Deposit Accounts (as defined in the Arizona UCC) pledged to Secured Party, Deposits, cash, letters of credit, stock rights and other deposits, it being intended that the Collateral include all property of the Debtor other than real property, whether located in which the Debtor now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, together with (i) all policies or certificates of insurance covering any of the foregoing property, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies; (ii) all property of Debtor that is now or may hereafter be in the possession or control of Secured Party in any capacity, including without limitation all monies owed or that become owed by Secured Party to Debtor; and (iii) all proceeds and products of any of the foregoing property, whether due or to become due from any sale, exchange or other disposition thereof, whether cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money, including, without limitation, all property, whether cash or non-cash in nature, derived from tort, contractual or other claims arising in connection with any of the foregoing property. The terms herein shall have the meaning in and be construed under the Uniform Commercial Code as in effect in the State of Arizona from time to time (the "Arizona UCC"). All property described above is hereinafter called the "Collateral."


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